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                                                                      EXHIBIT 99

                                                                    NEWS RELEASE


                                      [CHESAPEAKE ENERGY CORPORATION LETTERHEAD]

[CHESAPEAKE LOGO]

FOR IMMEDIATE RELEASE
APRIL 2, 2001

                                    CONTACT:
MARC ROWLAND                                                      TOM PRICE, JR.
EXECUTIVE VICE PRESIDENT                                   SENIOR VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER                                CORPORATE DEVELOPMENT
(405) 879-9232                                                    (405) 879-9257
--------------------------------------------------------------------------------


            CHESAPEAKE ENERGY CORPORATION ANNOUNCES UPDATED 2001-2002
               FORECASTS AND REVISED 2001-2002 GAS HEDGING PROGRAM

OKLAHOMA CITY, OKLAHOMA, APRIL 2, 2001 - Chesapeake Energy Corporation (NYSE:CHK) today announced that as a result of pricing an $800 million offering of 8.125% senior notes due 2011 and entering into additional natural gas hedges for 2001 and 2002, the company has updated its forecasts and estimates for both years. The attached three-page exhibit has been filed on Form 8-K with the SEC and has been posted on our website at www.chkenergy.com.

Chesapeake's forecasts and estimates are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially due to the risks and uncertainties identified at the end of this release. Furthermore, these projections do not reflect the potential impact of unforeseen events that may occur subsequent to the issuance of this release.

Chesapeake's 2001 guidance is based on currently projected capital expenditures of $310 million for drilling, leasehold, and seismic expenditures and $140 million for acquisitions and investments. The company is using mid-point projections for 2001 production estimates of 175 bcfe (90% gas) and per mcfe lease operating expenses of $0.40, production taxes of $0.35, interest costs of $0.58, general and administrative costs of $0.10 and DD&A of oil and gas properties of $1.03. In addition, Chesapeake expects its tax rate to average 40%, of which at least 95% should be deferred.

If the forecasted targets described above are achieved and if NYMEX oil and gas prices average $25.43 per bo and $5.61 per mcf in 2001 (for a realized per mcfe price of $4.94 per mcfe), Chesapeake expects to generate ebitda of $725 million, operating cash flow of $625 million and recurring net income of $275 million in 2001. The company's' net income



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estimate does not include the effect of an estimated $44 million after-tax charge expected in the second quarter for the early extinguishment of debt.

The company's 2001 gas price projection of $5.61 per mcf is based on actual NYMEX index prices of $9.91 for January, $6.22 for February, $5.03 for March, and $5.35 for April, and an average of $5.09 for the remaining 8 months of 2001. For the next 8 months, Chesapeake has hedged approximately 57% of its projected gas production via swaps at an average price of $5.20 per mcf and collars at prices ranging from $4.00 to $6.26. Chesapeake has also hedged approximately 63% of its expected oil production for the next 8 months at an average NYMEX price of $29.66. In addition, the company has also protected approximately 39% of its estimated annual 2002 natural gas production via swaps at an average of $5.09 per mcf and collars at prices ranging from $4.00 to $5.75 per mcf.

                               MANAGEMENT SUMMARY

Aubrey K. McClendon, Chesapeake's Chairman and Chief Executive Officer, stated, "Last week's $800 million debt offering was a momentous event for our company. Our shareholders will greatly benefit from the offering because resulting interest expense should decline by $15 million per year and average debt maturities have been extended to almost 10 years. Our proactive and conservative management of our balance sheet and income statement through the debt offering and hedging activities should create substantial shareholder value in the years to come."

The information in this release includes certain forward-looking statements that are based on assumptions that in the future may prove not to have been accurate. Those statements, and Chesapeake Energy Corporation's business and prospects, are subject to a number of risks, including production variances from expectations, uncertainties about estimates of reserves, volatility of oil and gas prices, the need to develop and replace reserves, the substantial capital expenditures required to fund operations, environmental risks, drilling and operating risks, risks related to exploratory and developmental drilling, competition, government regulation, and the ability of the company to implement its business strategy. These and other risks are described in the company's documents and reports that are available from the United States Securities and Exchange Commission, including those discussed under Risk Factors in the report filed on Form 10-K for the year ended December 31, 2000.

Chesapeake Energy Corporation is among the 10 largest independent natural gas producers in the U.S. Headquartered in Oklahoma City, the company's operations are focused on exploratory and developmental drilling and producing property acquisitions in the Mid-Continent region of the United States. The company's Internet address is www.chkenergy.com.



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                          CHESAPEAKE ENERGY CORPORATION

                                     OUTLOOK

                                  APRIL 2, 2001

QUARTERS ENDING MARCH 31 AND JUNE 30, 2001; YEARS ENDING DECEMBER 31, 2001 AND 2002.

We have adopted a policy of providing investors with guidance on certain factors that affect our future financial performance. As of April 2, 2001, we are using the following key operating assumptions in our projections for the first two quarters of 2001 and full years 2001 and 2002. The key operating assumptions for 2001 include the completion of the merger with Gothic Energy Corporation which occurred on January 16, 2001.

                                                   QUARTER ENDING    QUARTER ENDING       YEAR ENDING           YEAR ENDING
                                                   MARCH 31, 2001     JUNE 30, 2001    DECEMBER 31, 2001     DECEMBER 31, 2002
                                                   --------------    --------------    -----------------     -----------------
ESTIMATED PRODUCTION
  Oil - Mbo                                            600 - 675          700 - 750       2,750 - 3,250        3,000 - 3,500
  Gas - Bcf                                              35 - 36            37 - 39             154-160              162-168
  Gas Equivalent-Bcfe                                  38.5 - 40            41 - 43           170 - 180            183 - 187
ESTIMATED NYMEX PRICES
  Oil - $/Bo                                        $      28.73       $      25.00        $      25.43         $      23.00
  Gas - $/Mcf                                       $       7.05       $       5.12        $       5.61         $       4.19
ESTIMATED DIFFERENTIALS TO NYMEX PRICES
  Oil - $/Bo                                       -$       0.80      -$       0.80       -$       0.80        -$       0.75
  Gas - $/Mcf                                      -$       0.31      -$       0.34       -$       0.32        -$       0.29
ESTIMATED HEDGING EFFECTS (BASED ON EXPECTED
NYMEX PRICES ABOVE)
  Oil - $/Bo                                       +$       0.90      +$       3.24       +$       2.81        +$       0.00
  Gas - $/Mcf                                      -$       0.80      -$       0.23       -$       0.25        +$       0.28
ESTIMATED REALIZED PRICES (INCLUDES HEDGING)
  Oil - $/Bo                                        $      28.91       $      27.44        $      27.29         $      22.25
  Gas - $/Mcf                                       $       5.87       $       4.54        $       4.98         $       4.18
  Gas Equivalent - $/Mcfe                           $       5.77       $       4.55        $       4.94         $       4.13
OPERATING COSTS PER MCFE
  Production expense                                $0.38 - 0.42       $0.36 - 0.40        $0.36 - 0.40         $0.40 - 0.45
  Production taxes (6.5% of O&G revenues)           $0.38 - 0.42       $0.28 - 0.32        $0.32 - 0.35         $0.23 - 0.27
  General and administrative                        $0.09 - 0.11       $0.09 - 0.11        $0.10 - 0.11         $0.09 - 0.11
  DD&A - oil and gas                                $0.90 - 0.93       $0.96 - 0.99        $1.00 - 1.06         $1.08 - 1.12
  Depreciation of other assets                      $0.05 - 0.06       $0.05 - 0.06        $0.05 - 0.06         $0.05 - 0.06
  Interest expense                                  $0.66 - 0.70       $0.68 - 0.72        $0.56 - 0.60         $0.45 - 0.49
OTHER INCOME AND EXPENSE PER MCFE(2)(3)
  Marketing gross profit                            $0.02 - 0.04       $0.02 - 0.04        $0.02 - 0.04         $0.02 - 0.04
  Other income                                      $0.01 - 0.03       $0.01 - 0.03        $0.01 - 0.05         $0.01 - 0.05
BOOK TAX RATE - PRIMARILY DEFERRED                       35 - 40%           35 - 40%            35 - 40%             35 - 40%
EQUIVALENT SHARES OUTSTANDING
  Basic                                                155,000 m          159,000 m             159,000 m            163,000 m
  Diluted                                              168,000 m          169,000 m             169,000 m            171,000 m
CAPITAL EXPENDITURES:
  Drilling                                             $79,000 m          $84,000 m        $    300,000 -       $    315,000 -
                                                                                           $    325,000 m       $    345,000 m
SENSITIVITY TO PRICE CHANGE - FOR EACH $1.00/BBL
  PV 10%                                            $       15 mm(1)   $       15 mm(1)    $         15 mm(1)   $         15 mm(1)
  Cash flow from operations                         $      0.7 mm(1)   $      0.7 mm(1)    $ 2.5 - $3.0 mm(1)   $ 2.5 - $3.0 mm(1)
SENSITIVITY TO PRICE CHANGE - FOR EACH $0.10/MCF
  PV 10%                                            $       72 mm      $       72 mm       $         72 mm      $         72 mm
  Cash flow from operations                         $      4.0 mm      $      4.0 mm       $   15 - $16 mm      $ 15 - $  16 mm

----------

1)   Current reserves inclusive of Gothic reserves.

2) Does not include non-recurring charges of an estimated $3.4 million (pre-tax) related to the Gothic acquisition in quarter ended 3/31/01.

3) Does not include an anticipated extraordinary charge of $44 mm (after-tax) related to early debt extinguishment in quarter ended 6/30/01.



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COMMODITY HEDGING ACTIVITIES

Periodically the Company utilizes hedging strategies to hedge the price of a portion of its future oil and gas production. These strategies include:

(i) swap arrangements that establish an index-related price above which the Company pays the counterparty and below which the Company is paid by the counterparty,

(ii) the purchase of index-related puts that provide for a "floor" price below which the counterparty pays the Company the amount by which the price of the commodity is below the contracted floor,

(iii) the sale of index-related calls that provide for a "ceiling" price above which the Company pays the counterparty the amount by which the price of the commodity is above the contracted ceiling,

(iv) basis protection swaps, which are arrangements that guarantee the price differential of oil or gas from a specified delivery point or points, and

(v) collar arrangements that establish an index-related price below which the counterparty pays the Company and a separate index-related price above which the Company pays the counterparty.

Commodity markets are volatile, and as a result, Chesapeake's hedging activity is dynamic. As market conditions warrant, the Company may elect to settle a hedging transaction prior to its scheduled maturity date and, as a result, realize a gain or loss on the transaction.

Results from commodity hedging transactions are reflected in oil and gas sales to the extent related to the Company's oil and gas production. The Company only enters into commodity hedging transactions related to the Company's oil and gas production volumes or CEMI's physical purchase or sale commitments. Gains or losses on crude oil and natural gas hedging transactions are recognized as price adjustments in the months of related production.

The Company has entered into the following "no-cost" natural gas collar transactions:

                                                  Estimated       NYMEX-Index        NYMEX-Index
                                  Monthly           % of          Floor Price       Ceiling Price
                              Volume (mmbtu)     Production       (per mmbtu)        (per mmbtu)
                              --------------    ------------      -----------       -------------
2001
April                            1,800,000        14%                $4.00             $6.08
May                              1,860,000        14%                 4.00              6.08
June                             2,400,000        19%                 4.25              6.26
July                             2,480,000        19%                 4.25              6.26
August                           2,480,000        19%                 4.25              6.26
September                        2,400,000        18%                 4.25              6.26
October                          1,860,000        13%                 4.00              6.08
November                         1,800,000        13%                 4.00              6.08
December                         1,860,000        13%                 4.00              6.08
                                 ---------        ---                 ----              ----
Totals/Averages                 18,940,000        16%                $4.13             $6.17
                                ==========        ===                =====             =====

2002
January                            620,000         5%                $4.00             $5.75
February                           560,000         5%                 4.00              5.75
March                              620,000         4%                 4.00              5.75
April                            1,200,000         9%                 4.00              5.38
May                              1,240,000         9%                 4.00              5.38
June                             1,200,000         9%                 4.00              5.38
July                             1,240,000         9%                 4.00              5.38
August                           1,240,000         9%                 4.00              5.38
September                        1,200,000         9%                 4.00              5.38
October                          1,240,000         9%                 4.00              5.38
November                           600,000         5%                 4.00              5.75
December                           620,000         4%                 4.00              5.75
                                   -------         --                 ----              ----
Totals/Averages                 11,580,000         7%                $4.00             $5.47
                                ==========         ==                =====             =====



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The Company has entered into the following natural gas swap arrangements:


                                                                               Monthly     Estimated     NYMEX-Index
                                        MONTHS                                 Volume        % of        Strike Price
                                                                               (MMBtu)     Production    (per MMBtu)
                                                                              ---------    ----------    -----------
January 2001........................................................          4,960,000       40%            $6.03
February 2001.......................................................          5,320,000       49%             6.12
March 2001..........................................................          4,650,000       36%             5.11
April 2001..........................................................          5,400,000       43%             4.84
May 2001............................................................          8,060,000       61%             4.97
June 2001...........................................................          6,600,000       52%             5.04
July 2001...........................................................          6,820,000       51%             5.05
August 2001.........................................................          6,820,000       51%             5.05
September 2001......................................................          6,600,000       50%             5.02
October 2001........................................................          3,720,000       26%             4.76
November 2001.......................................................          2,400,000       17%             6.00
December 2001.......................................................          2,480,000       17%             6.10
January 2002 (1) ...................................................          2,790,000       20%             6.03
February 2002 (1) ..................................................          2,520,000       20%             5.82
March 2002 (1) .....................................................          2,790,000       20%             5.48
April 2002 (1) .....................................................          5,700,000       42%             4.85
May 2002 (1) .......................................................          5,890,000       42%             4.81
June 2002 (1) ......................................................          5,700,000       42%             4.80
July 2002 (1) ......................................................          5,890,000       42%             4.81
August 2002 (1) ....................................................          5,890,000       42%             4.81
September 2002 (1) .................................................          5,700,000       42%             4.81
October 2002 (1) ...................................................          5,890,000       42%             4.80
November 2002 (1) ..................................................          2,100,000       16%             4.97
December 2002 (1) ..................................................          2,170,000       15%             5.06
                                                                            -----------       ---             ----
Totals/Averages (2001 & 2002 combined)                                      116,860,000       36%             5.21
                                                                            ===========       ===             ====

(1)  Cap swap - limits payment by counter party to $1.00-$1.50/mmbtu.

The Company has entered into crude oil swap arrangements designed to hedge 5,000 barrels per day at a NYMEX Index strike price of $29.76 per barrel in January through December 2001, and 10,000 barrels per month at an average price of $29.12 per barrel.


The information in this release includes certain forward-looking statements that are based on assumptions that in the future may prove not to have been accurate. Those statements, and Chesapeake Energy Corporation's business and prospects, are subject to a number of risks, including production variances from expectations, uncertainties about estimates of reserves, volatility of oil and gas prices, the need to develop and replace reserves, the substantial capital expenditures required to fund operations, environmental risks, drilling and operating risks, risks related to exploratory and developmental drilling, competition, government regulation, and the ability of the company to implement its business strategy. These and other risks are described in the company's documents and reports that are available from the United States Securities and Exchange Commission, including those discussed under Risk Factors in the report filed on Form 10-K for the year ended December 31, 2000.

Chesapeake Energy Corporation is among the 10 largest independent natural gas producers in the U.S. Headquartered in Oklahoma City, the company's operations are focused on exploratory and developmental drilling and producing property acquisitions in the Mid-Continent region of the United States. The company's Internet address is www.chkenergy.com.



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